SCHEDULE 14C INFORMATION

Proxy Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust

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The FX Strategy Fund

a series of

Northern Lights Fund Trust

80 Arkay Drive
Hauppauge, NY 11788

Dear Shareholders:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the appointment of a new investment adviser to the FX Strategy Fund (the “Fund”), a series of the Northern Lights Fund Trust.

As described in the enclosed Information Statement, the Board of Trustees of Northern Lights Fund Trust has approved P/E Global LLC (“P/E Global”) as an investment adviser to the Fund, and has approved an advisory agreement with P/E Global, on the terms described herein. Dougal Capital LLC, as holder of shares of the Fund representing a majority of the voting power with respect to the Fund, has also approved the advisory agreement with P/E Global.

As always, please feel free to contact the Fund at 1-855-397-8728 with any questions you may have.

Sincerely,

/s/ Kevin Wolf

Kevin Wolf

President

Northern Lights Fund Trust

The FX Strategy Fund

a series of

Northern Lights Fund Trust

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

____________

INFORMATION STATEMENT

____________

INTRODUCTION

This Information Statement is being provided to the shareholders of the FX Strategy Fund (the “Fund”), a series of Northern Lights Fund Trust (the “Trust”). This Information Statement is in lieu of a proxy statement. At an in-person meeting held on May 21-22, 2019, the Board, including all Independent Trustees, considered and approved P/E Global LLC, (“P/E Global” or the “Adviser”) to serve as the adviser to the Fund. At that time, the advisory agreement between the Adviser and the Trust, with respect to the Fund (the “Advisory Agreement”) (attached hereto as Annex A), was approved by the Board. Dougal Capital LLC, as holders of shares of the fund representing a majority of the voting power with respect to the Fund, has also approved the advisory agreement with P/E Global. P/E Global will commence as investment adviser to for the Fund on July 1, 2019.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about June 21, 2019 to the Fund’s shareholders of record as of June 12, 2019 (the “Record Date”). This Information Statement describes the Advisory Agreement between the Adviser and the Trust with respect to the Fund. As of the Record Date, there were issued and outstanding 907,570 shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

The Trust will furnish, without charge, a copy of the Fund's most recent annual or semi-annual report to any shareholder upon request. To obtain the Fund's annual or semi-annual report, please contact the Fund by calling 1-855-397-8728, or by writing to the FX Strategy Fund, c/o Gemini Fund Services, LLC, 80 Arkay Drive Hauppauge, NY 11788.

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NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Background

Advisory Agreement

P/E Global is a privately-held investment advisory firm, based in Boston, Massachusetts, that is registered as an investment adviser with the Securities and Exchange Commission. P/E Global provides investment advisory and portfolio management on a discretionary basis for high net worth individuals, banking or thrift institutions, pension and profit sharing plans, pooled investment vehicles, charitable organizations, foundations, investment companies, corporations, trusts and other business entities, state or municipal governmental entities. and the Fund. As of March 31, 2019, the P/E Global had approximately $7.1 billion in assets under management.

The Fund’s former investment adviser, Traub Capital Management, LLC (“Traub”), has served in such capacity since February 25, 2011 and will do so through June 30, 2019 pursuant to a prior investment advisory agreement (the “Prior Advisory Agreement”). In April 2019, Traub notified the Board of its intention to step down as adviser of the Fund.

At the Board Meeting, the Trustees approved an a new investment advisory agreement between the Trust, on behalf of the Fund, and P/E Global (the “New Advisory Agreement”), subject to shareholder approval. The New Advisory Agreement is similar in all material respects to the Prior Advisory Agreement except that the date of its execution, effectiveness, and termination are changed, and the New Advisory Agreement names P/E Global as the Fund’s investment adviser. The New Advisory Agreement was approved by Dougal Capital LLC, the holder of shares of the Fund representing a majority of the Fund’s voting power, on June 3, 2019.

The Advisory Agreement

Under the terms of the Prior Advisory Agreement, Traub received an annual fee from the Fund equal to 1.00% of the Fund’s average daily net assets. For such compensation, Traub, at its expense, continuously furnished an investment program for the Fund, made investment decisions on behalf of the Fund, and placed all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions, and such policies as the Trustees may determine. Under the terms of the New Advisory Agreement, P/E Global receives an annual fee from the Fund equal to 1.00% of the Fund’s average daily net assets. P/E Global has contractually agreed to reduce its fees and to reimburse expenses (the “Expense Limitation Agreement”), at least until April 30, 2021, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.25% of the Fund's average daily net assets for Class I shares. The Expense Limitation Agreement also provides that fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years from the date after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits at the time of waiver and recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Fund’s adviser.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in

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either event continuance is also approved by a majority of the Independent Trustees (defined below), by a vote cast in person at a meeting called for the purpose of voting such approval. The New Advisory Agreement automatically terminates on assignment and is terminable on not more than 60 days’ notice by the Fund. In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by P/E Global given to the Fund.

The New Advisory Agreement, like the Prior Advisory Agreement, provide that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

The shareholders of the Fund last approved the Prior Advisory Agreement on February 25, 2011. During the fiscal year ended December 31, 2018, under the Prior Advisory Agreement, Traub earned advisory fees for the Fund of $210,125, of which Traub waived $128,521. The Prior Advisory Agreement was renewed for an additional year by the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), at a meeting of the Board held on December 12-13, 2018.

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Information Concerning P/E Global

P/E Global is a limited liability company organized in 2000 under the laws of the State of Delaware and located at 75 State Street, 31st Floor, Boston, MA 02109. P/E Global is owned and controlled by P/E Investments LLC and P/E Strategic LLC, each of which holds a 50% ownership stake in P/E Global. The names, titles, addresses, and principal occupations of the officers and directors of P/E Global are set forth below:

Name and Address*:	Title:	Principal Occupation:
Warren J. Naphtal	President	President
Mary S. Naphtal	Chief Operating Officer	Chief Operating Officer
Heather K. Mellem	Chief Compliance Officer	Chief Compliance Officer

* Address is in care of P/E Global, 75 State Street, 31st Floor, Boston, MA 02109.

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the New Advisory Agreement. The Trustees were assisted by legal counsel throughout the advisory agreement review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the advisory agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the advisory agreement.

Nature, Extent and Quality of Service. The Trustees discussed that P/E was established in 2000 and was registered with the SEC as an investment adviser, the Commodity Futures Trading Commission as a commodity pool operator and commodity pool trading adviser, and was a member of the National Futures Association. They noted that P/E conducted business with its affiliate, P/E Investments LLC, which owns 50% of P/E, and that P/E and P/E Investments LLC had approximately $7.1 billion in combined assets under management. The Trustees reviewed the background information of P/E’s key investment personnel, taking into consideration their education and financial industry experience. They discussed P/E’s investment process and noted that P/E utilized a research team to develop investment models based on quantitative analysis. The Trustees recognized that the Fund would gain exposure to P/E’s global FX strategy by investing primarily in foreign currency-linked securities and/or derivatives. The Trustees expressed confidence in P/E’s ability to implement the Fund’s investment strategy. The Trustees agreed that P/E had the ability to provide high quality service to the Fund for the benefit of shareholders.

Performance. The Trustees discussed the Fund’s investment objective and strategy. They acknowledged that the Fund, which had invested indirectly in P/E’s global FX strategy, had consistently outperformed its Broadridge created peer group and Morningstar category over the one, three and five-year periods. The Trustees noted the Fund’s one year performance of 23.27% as compared to its benchmark’s performance (the S&P 500 Index) of 4.68%. The Trustees discussed the Fund’s risk metrics including the Fund’s Sharpe and Sortino ratios. The Trustees acknowledged that while having a bottom quartile volatility ranking, the Fund’s ratios were the best among its Morningstar category. After further consideration, the Trustees concluded that the Fund had a strong risk adjusted performance record, and that P/E, as the Fund’s adviser, had the ability to deliver similar returns for the Fund’s shareholders.

Fees and Expenses. The Trustees considered P/E’s proposed advisory fee, with respect to the Fund, noting that the proposed advisory fee of 1.00% while lower than the highest fee (1.25%) in the Morningstar selected peer group, was higher than the Morningstar category average of 0.71% and median of 0.65%. The Trustees further noted that the Fund’s net expense ratio of 1.63% was higher than the Morningstar category average of 0.95% and median of 0.90% and that P/E had agreed to cap the Fund’s annual ordinary operating expenses at 1.25% for one year. The Trustees agreed that the proposed advisory

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fee was acceptable considering the sophistication of the Fund’s strategy. After further discussion, the Trustees concluded the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale would likely be realized by P/E during the initial term of the proposed advisory agreement. They noted that P/E had indicated its willingness to implement breakpoints once the Fund’s assets exceeded certain levels. After discussion, it was the consensus of the Trustees that based on current size of the Fund the absence of breakpoints was acceptable at this time. They agreed to revisit the matter of economies of scale in the future.

Profitability. The Trustees reviewed the information provided by P/E regarding the projected profitability of P/E with respect to the Fund. They considered that P/E estimated a net loss for the next two years. They concluded that excessive profitability was not an issue at this time.

Conclusion. Having requested and received such information from P/E as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that approval of the proposed advisory agreement was in the best interests of the shareholders of the Fund.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Traub as its investment adviser pursuant to the Prior Advisory Agreement. Northern Lights Distributors, LLC, located at 17645 Wright Street, Suite 200, Omaha, Nebraska, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, provides the Fund with transfer agent, accounting, and administrative services. Northern Lights Compliance Services, LLC provides the Fund with compliance services.

Security Ownership of Management AND Certain Beneficial Owners

As of June 18, 2019, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Fund
J.P. Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245	580,192*	63.93%

*Shares held by the Fund’s majority shareholder, Dougal Capital LLC, are included in this number of shares.

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

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SHAREHOLDER PROPOSALS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of preparation, printing and distribution of this Information Statement is an expense of P/E Global.

BROKERAGE COMMISSIONS

For the fiscal year ended December 31, 2018, the Fund paid $72 in brokerage commissions and did not pay any commissions to affiliated brokers.

PRINCIPAL UNDERWRITER, ADMINISTRATOR AND CUSTODIAN

The Northern Lights Distributors, LLC (the “Distributor”) serves as the distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and the Distributor. The Distributor’s principal offices are located at 17645 Wright Street, Suite 200, Omaha, NE 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Distributor accrued $0 as compensation for distributing the Fund’s shares during the fiscal year ended December 31, 2018. Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative and fund accounting services to the Fund and acts as transfer, dividend disbursing, and shareholder servicing agent to the Fund. During the fiscal year ended December 31, 2018, GFS earned $124,796 from the Fund for such services.

The Bank of New York Mellon with principal offices at 240 Greenwich Street, New York, New York 10286 has served as the Fund's custodian since inception. During the fiscal year ended December 31, 2018, the custodian earned $7,176 in custody fees.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Fund by calling 1-855-397-8728, or by writing to the FX Strategy Fund, c/o Gemini Fund Services, LLC, PO Box 541150, Omaha, NE 68154. Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of information statements or proxy materials at their shared address.

The Trust will furnish, without charge, a copy of the Fund's most recent annual or semi-annual report to any shareholder upon request. To obtain the Fund's annual or semi-annual report, please contact the Fund by calling 1-855-397-8728, or by writing to the FX Strategy Fund, c/o Gemini Fund Services, LLC, 80 Arkay Drive Hauppauge, NY 11788.

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Annex A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

P/E GLOBAL LLC

AGREEMENT, made as of May 21, 2019, between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), and P/E Global LLC, a Delaware limited liability company (the “Adviser” or “P/E”) located at 75 State Street, 31st Floor, Boston, Massachusetts 02109.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund,");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

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The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense

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in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

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2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

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7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

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13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or

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employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

By: ____________________________

Name: Kevin Wolf

Title: President

P/E GLOBAL LLC

By: ____________________________

Name: Warren Naphtal

Title: President

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NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
The FX Strategy Fund	1.00%